Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

Voya Core Bond ETF (VCOB)

Voya Multi-Sector Income ETF (VMSB)

Voya Ultra Short Income ETF (VUSI)

(the “Funds”)

Each listed on NYSE ARCA, Inc.

October 31, 2025

Supplement to the

Statement of Additional Information (“SAI”),

dated October 22, 2025

Effective immediately, the Funds’ “Fixed Creation Transaction Fee” and “Fixed Redemption Transaction Fee,” as disclosed in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units,” are each changed to $250. Accordingly, effective immediately, all references to these fees in the SAI are updated to reflect this change to $250.

Please retain this Supplement for future reference.